Mellon Bank
Supplement to Revolving Line of Credit Agreement
AMENDED AND RESTATED

The following constitutes the special provisions and/or special covenants and/or modifications referred to in that Revolving Line of Credit Agreement dated June 21, 1995 (the "Credit Agreement") covering the Loans (as that term is defined in the Credit Agreement)of the undersigned(the "Borrower")from Mellon Bank, NA ("Bank"). The following shall supersede any special provision or covenant contained in any prior Supplement to Revolving Line of Credit Agreement and shall be applicable to all Loans in existence on the date hereof or incurred hereafter.

1. The provisions of this supplement shall, as of the date hereof, be deemed to be fully incorporated by reference in, constitute a part of, and supplement the provisions of, the Credit Agreement, which, except as supplemented hereby, shall continue in full force and effect in accordance with its terms and conditions.

2. Borrower hereby covenants and agrees that, so long as any Loans are outstanding, Borrower shall, except as Bank may grant its prior written consent:

a) Furnish to Bank, within 90 days after the end of each fiscal year of Borrower, a financial statement of Borrower's profit and loss and surplus of such fiscal year and a balance sheet as of the end of such fiscal year, in each case setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and audited by an independent certified public accountant not unsatisfactory to Bank, and certified by the principal financial officer of Borrower.

b) Provide within 45 days from the end of each quarter an internal financial statement of Borrower's profit and loss and a balance sheet as of the end of such period, in each case setting forth in comparative form corresponding figures for the preceding like period, all in reasonable detail.

Borrower to also furnish to Bank, within 45 days from the end of each quarter, a report, as of the end of the preceding fiscal quarter, containing Borrower's accounts receivable aging and a description of raw material and finished goods inventory, including a listing of eligible Accounts Receivable and eligible Inventory, all in reasonable detail and in form and content satisfactory to Bank.

C)Furnish to Bank a Copy of Form(s) 10-K and 10-Q when provided to the Securities and Exchange Commission.

d)Maintain at all times a ratio of Borrower's current assets to current liabilities (as defined by GAAP) of not less than 1.75 to 11

Witness the due execution hereof intending to be legally bound this

21st day of June, 1995
Witness:
Individual:
/s/Chris A. Miller

Corporation or Other Entity
C-COR Electronics, Inc.
/s/Jack B. Andrews
VP-Finance
Business Address
60 Decibel Road, State College, PA 16801

MELLON BANK N.A.
/s/Linda R. Burns, AVP
P.O. Box 19, State College, PA 16804-0019


AMENDED AND RESTATED
The following constitutes the special provisions and/or special covenants and/or modifications referred to in that Revolving Line of Credit Agreement dated June 21,1995 (the "Credit Agreement") covering the Loans (as that term is defined in the Credit Agreement)of the undersigned (the "Borrower")from Mellon Bank N.A. ("Bank"). The following shall supersede any special provision or covenant contained in any prior Supplement to Revolving Line of Credit Agreement and shall be applicable to all Loans in existence on the date hereof or incurred hereafter.


1. The provisions of this Supplement shall, as of the date hereof, be deemed to be fully incorporated by reference in, constitute a part of, and supplement the provisions of, the Credit Agreement, which, except as supplemented hereby, shall continue in full force and effect in accordance with its terms and conditions.

2. Borrower hereby covenants and agrees that, so long as any Loans are outstanding, Borrower shall, except as Bank may grant its prior written consent:

e)Maintain at all times a ratio of Borrower's total liabilities to tangible net worth (as defined by GAAP) of not more than 1 to 1.

For purposes of this agreement, Tangible Net Worth shall mean stockholder's equity in Borrower less treasury stock and less all items properly classified as intangible, as determined in accordance with generally accepted accounting principles consistently applied.

f) Maintain at all times a ratio of pre-tax interest coverage (defined as net income before interest expense, taxes and depreciation divided by interest expense) of not less than 15 to 1.

g) Not permit the outstanding balance and accrued but unpaid interest under Borrower's Line of Credit extended pursuant to the terms hereof (The Revolving "Line of Credit") to exceed an amount equal to 80% of the outstanding dollar amount of Borrower's Eligible Accounts (as defined below).

"Eligible Accounts" means United States accounts, aged 90 days or less, created or acquired by Borrower in the ordinary course of business which are and at all times continue to be acceptable to Bank and in which Bank has a prior security interest at all times, Standards of acceptability shall be fixed and may be revised from time to time solely by Bank in its exclusive judgment.

Borrower agrees and acknowledges that Bank, at its sole discretion, may lend additional amounts to Borrower in excess of the limitations set forth above and may, from time to time upon 30 days notice, change the percentage loan limit of Eligible Accounts set forth above.


Witness the due execution Hereof intending to be legally bound this 21st day of June, 1995

Attest:
/s/Chris A. Miller

Corporation or Other Entity
C-COR Electronics, Inc.
/s/Jack B. Andrews, VP-Finance
Business Address
60 Decibel Road, State College, PA 16801

MELLON BANK, N.A.
/s/Linda R. Burns, AVP
P.O. Box 19, State College, PA 16804-0019

AMENDED AND RESTATED
The following constitutes the special provisions and/or special covenants and/or modifications referred to in that Revolving Line of Credit Agreement dated June 21,1 1995 (the "Credit Agreement") covering the Loans (as that term is defined in the Credit Agreement) of the undersigned (the "Borrower") from Mellon Bank, N.A. ("Bank"). The following shall supersede any special provision or covenant contained in any prior Supplement to Revolving Line of Credit Agreement and shall be applicable to all Loans in existence on the date hereof or incurred hereafter.

1. The provisions of this Supplement shall, as of the date hereof, be deemed to be fully incorporated by reference in, constitute a part of, and supplement the provisions of, the Credit Agreement, which, except as supplemented hereby, shall continue in full force and effect in accordance with its terms and conditions.

2. Borrower hereby covenants and agrees that, so long as any Loans are outstanding, Borrower shall, except as Bank may grant its prior written consent:

If the outstanding principal balance and accrued but unpaid interest on Borrower's Line of Credit shall at any time exceed the limit set forth above, then Borrower shall, upon Bank's request, pay immediately to Bank such excess on demand or deliver immediately to Bank such additional collateral security as Bank in its sole discretion may deem appropriate.

h) Except (i) indebtedness to Bank, (ii) current indebtedness arising from transactions (other than loans) in the ordinary course of business, and (iii) indebtedness reflected in the most recent financial statement of Borrower submitted to Bank prior hereto, not incur, create, assume or permit to excess any indebtedness or liability, in excess at any one time of $100,000.00.

Not incur, create, assume or permit to exist, any pledge, lien, charge or other encumbrance of any nature whatsoever on any of its accounts receivable and inventory, now or hereafter owned, other than (i) such encumbrances reflected in the most recent financial statement of Borrower submitted to Bank prior hereto,
(ii) security interests granted in favor of Bank, (iii) pledges or deposits under workers' compensation, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure statutory obligations or surety or other similar bonds used in the ordinary course of business, (iv) tax liens which are being contested in good faith and by appropriate proceedings diligently

Witness the due execution hereof intending to be legally bound this 21st day of June 1995.

Witness:
/s/Chris A. Miller
Corporation or Other Entity
C-COR Electronics, Inc.
/s/Jack B. Andrews VP-Finance
Business Address
60 Decibel Road, State College, PA 16801 MELLON BANK N.A.
/s/Linda R. Burns, AVP
P.O. Box 19, State College, PA 16804-0019

AMENDED AND RESTATED
The following constitutes the special provisions and/or special covenants and/or modifications referred to in that Revolving Line of Credit Agreement dated June 21, 1995 (the "Credit Agreement") covering the Loans (as that term is defined in the Credit Agreement) of the undersigned (the "Borrower") from Mellon Bank N.A. ("Bank"). The following shall supersede any special provision or covenant contained in any prior Supplement to Revolving Line of Credit Agreement and shall be applicable to all Loans in existence on the date hereof or incurred hereafter.

1. The provisions of this Supplement shall, as of the date hereof, be deemed to be fully incorporated by reference in, constitute a part of, and supplement the provisions of, the Credit Agreement, which, except as supplemented hereby, shall continue in full force and effect in accordance with its terms and conditions.

2. Borrower hereby covenants and agrees that, so long as any Loans are outstanding, Borrower shall, except as Bank may grant its prior written consent:

conducted (unless and until foreclosure, sale or other similar proceedings have been commenced) and provided that such reserve or other appropriate provisions, if any, as shall be required by generally accepted accounting principles shall have been made therefor, and (v) any unfiled materialmen's, mechanics, workmen's, and repairman's liens (provided, that if such a lien shall be perfected, it shall be discharged of record immediately by payment, bond or otherwise).

3. Advances under this credit agreement will be made in accordance with prudent banking practice and at the discretion of Bank during the term of the commitment. However, the Bank reserves the right to discontinue advances and/or demand payment in full if, in Bank's opinion,, changes occur in Borrower's financial condition that would increase Bank's risk or impair Borrower's ability to repay.

4.This Supplement is executed to modify the prior Agreement executed April 3 1995. The term Commitment Period as set forth in that Agreement is hereby deleted and restated as set forth below:

Commitment Period: From the date hereof to but not including November 1, 1995.

Witness the due execution hereof intending to he legally bound this 21st day of June 1995.

Witness:
Individual:
/s/Chris A. Miller

Corporation or Other Entity
C-COR Electronics, Inc.
/s/Jack B. Andrews, VP-Finance
Business Address
60 Decibel Road, State College, PA 16801

MELLON BANK  N.A.
/s/Linda R. Burns, AVP
P.O. Box 19, State College, PA 16804-0019